UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

February 12, 2004
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or Other         (Commission          (IRS Employer
Jurisdiction of         File Number)         Identification
Incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 12. Results of Operations and Financial Conditions.

Summary information of the Company dated February 12, 2004.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: February 12, 2004



This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2002 and subsequent filings, and will be included in the Company's Form 10-K for the year ended December 31, 2003, when filed.


LabCorp's Investment and Performance Fundamentals

 - Significant Cash Generator
 - EBITDA Percentage of Sales:  24.2% through December 31, 2003
 - Strong Balance Sheet
 - Investment Grade Credit Ratings


The Clinical Laboratory Testing Market
US Clinical Laboratory testing market is $34-$36 billion

 - Represents 3% - 4% of all health care spending
 - Grew at a CAGR of 5.5% from 1998-2001
 - Influences/directs approximately 80% of health care spending
 - Role and importance of testing are increasing
 - Rapidly evolving technology, emphasis on preventative medicine and aging of population are all driving growth

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   78%
Independent Clinical Labs  39%        LabCorp                      22%
Physician Offices          12%

Source: Company estimates, industry reports & 2003 revenue for LabCorp.

Profile of LabCorp

 - Second-largest clinical laboratory company in North America and the leader in the specialty testing market
 - Offers more than 4,400 routine and specialty tests and conducts testing on more than 340,000 specimens daily
 - Serves more than 220,000 physicians and other health care providers
 - Approximately 23,000 employees nationwide


MAP OF PRIMARY TESTING LOCATIONS & PSC's



LabCorp's Strategy

Be a national core laboratory servicing all geographic areas, and the leading esoteric, genomic testing laboratory in North America.

Strategic Approach

1) CORE TESTING
     - Managed Care
     - Selected Internal Expansion
     - Acquisitions (Dynacare)

2) GENOMIC/ESOTERIC
     - Internal Development
     - Acquisitions (DIANON)
     - Licensing

Demonstrated Genomic and Esoteric Strategy Execution

INTERNAL                         ACQUISITION              LICENSE/PARTNER
--------                         -----------              ---------------
CMBP                             NGI                      MYRIAD GENETICS
 - Cancer                        - Infectious Disease:    Predictive Tests:
 - Genetics (Cystic Fibrosis)       Hepatitis C           - Breast/Ovarian and
 - Infectious Disease            - PCR Plasma                Colon Cancer
    (GENOSURE)                                            - Melanoma
                                                          - Hypertension

CLINICAL TRIALS                  VIROMED                  CORRELOGIC SYSTEMS
 - Drug Metabolism               - Infectious Disease:    - Ovarian Cancer
                                    HIV, Hepatitis
                                     West Nile            CELERA DIAGNOSTICS
                                 - Real-time PCR          - Breast and
                                                             Prostate Cancer
                                                          - Alzheimer's Disease
                                 PATH LABS
                                 - Hospital Esoteric      EXACT SCIENCES
                                                          - Colorectal Cancer
                                 DIANON
                                 - Cancer/Anatomic        ATHEROTECH
                                     Pathology            - VAP Cholesterol

                                                          BIOPREDICTIVE
                                                          - Liver Fibrosis


Fourth Quarter Operating Results
     ($ in millions)

                        12/31/02       12/31/03
                        --------       --------
Revenue                   650.1          731.5
Operating Expense         561.8          602.6
                        -------        -------
Operating Income           88.3          128.9
                        -------        -------
       Margin              13.6%          17.6%
EBITDA                    123.9          174.4
                        -------        -------
       Margin              19.1%          23.8%

Bad Debt % to revenue       8.4%          6.75%
DSO                          54             53

1) Q4 '03 results above exclude restructuring and other special items relating to the Company's restructuring charges and adjustments.

2) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
    Principles, see Company's 4th Quarter 2003 earnings release furnished on Form 8-K on February 12, 2004.


2003 Fourth Quarter Financial Achievements

 - Increased revenues 12.5% (volume approx. 7.0%; price approx. 5.5%)
 - EBITDA margins of 23.8%
 - Diluted EPS of $0.53*
 - Operating cash flow of $144.2 million
 - Paid down $25 million in debt

* Before restructuring and other special items


Key Fourth Quarter Highlights

 - Genomic testing revenues increased approx. 37.5% period-over-period, driven primarily by strong volume growth
 - Overall pricing continues to increase, driven by both increased
    PPA in core and esoteric areas and by continuing mix shift to higher-priced esoteric tests



Full Year Operating Results
     ($ in millions)

                           YTD            YTD
                        12/31/02       12/31/03
                        --------       --------
Revenue                  2,507.7        2,939.4
Operating Expense        2,055.2        2,404.2
                         -------        -------
Operating Income           452.5          535.2
                         -------        -------
       Margin               18.0%          18.2%
EBITDA                     536.8          711.5
                         -------        -------
       Margin               22.5%          24.2%

Bad Debt % to revenue        8.6%           7.3%
DSO                           54             53

1) YTD '03 and '02 results above exclude restructuring and other special items relating to the Company's restructuring charges and adjustments.

2) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
    Principles, see Company's 4th Quarter 2003 earnings release furnished on Form 8-K on February 12, 2004.


2003 Financial Achievements

 - Increased revenues 17.2% (volume approx. 11.7%; price approx. 5.5%)
 - EBITDA margin of 24.2%
 - Diluted EPS of $2.22*
 - Operating cash flow of $564.3 million
 - Repurchased approximately $150 million of LabCorp stock
 - Paid down $250 million in debt

* Before restructuring and other special items


Financial Performance
Price & Volumes:  Trends by Payor Type

                           2001                2002                2003
                      PPA   Accessions     PPA  Accessions     PPA  Accessions
                     -----  ----------    ----  ----------    ----  -----------
                       $     millions       $    millions       $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   24.46    27.9        26.27   29.6         27.07    31.7
Patient              111.28     2.5       119.93    2.3        118.48     2.5
Third Party           31.59    12.2        31.87   14.8         34.25    18.1
(MC/MD/Insurance)
Managed Care
 - Capitated           8.90    11.9         9.28   13.1          9.95    12.9
 - Fee for service    43.45    17.2        44.79   19.3         45.68    22.7
                     ------    ----       ------   ----        ------    ----
Total                 29.27    29.1        30.45   32.4         32.74    35.6
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $30.69    71.7       $31.71   79.1        $33.43    87.9
                     ======    ====       ======   ====        ======    ====


Financial Performance
Revenue Analysis by Business Area

                             YTD  DEC 2002

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------   --------   --------    ------

Genomic           205.9      1,773.3      2.2%       116.13

Identity/Gene
 Probes           132.0      3,214.9      4.1%        41.05
--------------  -------     ---------    ------      ------
All Genomic       337.9      4,988.2      6.3%        67.74

Other Esoteric    245.4      5,873.3      7.4%        41.78

Histology          94.1      1,492.2      1.9%        63.09
--------------  -------     ---------    -----      -------
All Genomic/
 Esoteric         677.4     12,353.7     15.6%        54.83

Core            1,830.3     66,724.8     84.4%        27.43
--------------  -------     ---------   ------       ------
Total:          2,507.7     79,078.5    100.0%        31.71
-----------------------------------------------------------



                             YTD DEC 2003                    03 vs 02
                                                                PPA
                    Revenue     Accns    %Accns     PPA         Incr/
                    $Million     000    to total     $         (Decr)
                   ---------   -------  ---------  -------    ---------

Genomic             283.2      2,323.9     2.6%     121.86        4.9%

Identity/Gene
 Probes             152.0      3,533.4     4.0%      43.02        4.8%
--------------     ------     --------   -----      ------      -----
All Genomic         435.2      5,857.3     6.6%      74.30        9.7%

Other Esoteric      256.0      6,243.9     7.1%      41.01       (1.8)%

Histology           197.9      2,175.6     2.5%      90.96       44.2%
--------------    -------     --------   -----      ------      -----
All Genomic/
 Esoteric           889.1     14,276.8    16.2%      62.28       13.6%

Core              2,050.3     73,638.3    83.8%      27.84        1.5%
--------------    -------     --------   -----      ------      -----
Total:            2,939.4     87,915.1   100.0%      33.43        5.4%
---------------------------------------------------------------------


Cash Investment Strategy

 - $90 to $100 million in capital expenditures to support strategic growth plan
 - $50 to $60 million for selected acquisitions (core, esoteric or anatomic pathology labs)
 - Share repurchases - new $250 million stock repurchase program
 - Retain flexibility in utilizing remaining cash


Financial Guidance for 2004

 - Revenue growth of approximately 5% to 7% compared to 2003, including small acquisitions and/or new contracts
 - EBITDA margins of approximately 25% of sales
 - EPS in the range of 11% to 13% compared to 2003 EPS
 - Free cash flow of approximately $440 to $460 million (net of Cap Ex of approximately $100 million)*
 - Bad debt rate of 6.75%, dropping to 6.25% by year end
 - Net interest expense of approximately $36 million
 - Tax rate of 41%

* Projected 2004 free cash flow is impacted as compared to 2003 by increased capital expenditures and the benefit in 2003 of one-time income tax credits of approximately $50 million.








Opportunity for Investors

 - Long-term industry trends appear favorable
 - Visible growth drivers
 - Low P/E relative to market valuations
 - Significant free cash flow - multiple opportunities to increase shareholder value
 - Strong balance sheet - Investment Grade ratings (S&P,
    Moody's)
 - Solid growth potential driven by genomic strategy


Other Financial Information
December 31, 2003
($ in millions)


                                       Q1 03        Q2 03        Q3 03
                                     ----------   ----------   ----------
Depreciation                         $     21.9   $     22.8   $     23.5
Amortization                         $      8.4   $      9.5   $      9.6
Capital expenditures                 $     16.1   $     21.2   $     23.1
Cash flows from operations           $    135.0   $    123.2   $    161.9
Bad debt as a percentage of sales         8.00%        7.44%        7.01%
Effective interest rate on debt:
   Zero coupon-subordinated notes         2.00%        2.00%        2.00%
   5 1/2% Senior Notes (including
    effect of interest rate swap)         3.98%        4.07%        5.38%
   Revolving credit facility              2.14%        1.86%        1.95%
Days sales outstanding                      55           54           53


                                                     YTD
                                       Q4 03        Dec 03
                                     ----------   ----------
Depreciation                         $     23.4   $     91.6
Amortization                         $     10.1   $     37.6
Capital expenditures                 $     23.2   $     83.6
Cash flows from operations           $    144.2   $    564.3
Bad debt as a percentage of sales         6.75%        7.29%
Effective interest rate on debt:
   Zero coupon-subordinated notes         2.00%        2.00%
   5 1/2% Senior Notes (including
    effect of interest rate swap)         5.38%        5.38%
   Revolving credit facility              1.78%        1.78%
Days sales outstanding                      53           53